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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 9, 2000


                                Onvia.com, Inc.
            (Exact name of registrant as specified in its charter)

                                   000-29609
                           (Commission File Number)

     Delaware                              91-1859172
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation)


                              1260 Mercer Street
                              Seattle, WA  98109
            (Address of principal executive offices, with zip code)

                                (206) 282-5170
             (Registrant's telephone number, including area code)
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Item 5.   Other Events

     On June 9, 2000, Onvia.com, Inc. (the "Company") entered into a definitive agreement with Zanova, Inc. ("Zanova") to acquire Zanova in a stock-for-stock transaction for approximately 2.54 million shares of the Company's common stock. The Company's press release dated June 12, 2000 is attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release dated June 12, 2000.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Onvia.com, Inc.

Date:  June 14, 2000                   By:  /s/ Mark T. Calvert
                                          --------------------------
                                            Mark T. Calvert
                                            Vice President, Chief Financial
                                            Officer and Secretary
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                                 EXHIBIT INDEX


Exhibit Number          Description


99.1                    Press Release dated June 12, 2000